PROSPECTUS SUPPLEMENT

April 25, 2025

for

The Guardian Variable Account 1 (VA-1)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus and Statement of Additional Information dated May 1, 1988 for The Guardian Variable Account 1 (VA-1).

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://Guardianlife.onlineprospectus.net/Guardianlife/va1-2/?ctype=supplement. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-800-830-4147 or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2024

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.63%	10.07%	0.00%	0.00%

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.